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                                  EXHIBIT 1

                      Agreement and Declaration of Trust


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                               THE VALIANT FUND

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                      AGREEMENT AND DECLARATION OF TRUST

                                  AS AMENDED

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     AGREEMENT AND DECLARATION OF TRUST made at Worcester, Massachusetts, this 29th day of January, 1993 by Richard C. Butt (hereinafter with any additional and successor trustees referred to as the "Trustees") and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

     WITNESSETH that

     WHEREAS, this Trust has been formed to carry on the business of an investment company; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                                  ARTICLE I

                            NAMES AND DEFINITIONS

NAME

     SECTION 1. This Trust shall be known as "The Valiant Fund", and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

DEFINITIONS

     SECTION 2. Whenever used herein, unless otherwise required by the context or specifically provided:

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     (a)  The "Trust" refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

     (b) "Trustees" refers to the Trustee or Trustees of the Trust named herein for elected in accordance with Article IV;

     (c) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series of Shares is authorized by the Trustees, the equal proportionate units into which each series of Shares shall be divided from time to time or, if more than one class of Shares of any series is authorized by the Trustees, the equal proportionate units into which each class of such series of Shares shall be divided from time to time;

     (d)  "Shareholders" means a record owner of Shares;

     (e) The "1940 Act" refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

     (f) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Principal Underwriter" and "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

     (g) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time; and

     (h) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time.

                                  ARTICLE II

                                    PURPOSE

     The purpose of the Trust is to engage in the business of a management investment company and to provide investors a managed investment primarily in securities, commodities and debt instruments.

                                  ARTICLE III

                                    SHARES

DIVISION OF BENEFICIAL INTEREST

     SECTION 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without Shareholder approval, authorize. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such

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preferences or special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as are not inconsistent with any provision of the Declaration of Trust. Each series shall be preferred over all other series in respect of the assets allocated to that series. The beneficial interest in each series shall at all times be divided into Shares, without par value, each of which shall, except as the Trustees may otherwise authorize in the case of any series that is divided into two or more classes, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

OWNERSHIP OF SHARES

     SECTION 2. The ownership of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent of the Trust, as the case may be, shall be conclusive as to who are the Shareholders of each series and class as to the number of Shares of each series and class held from time to time by each Shareholder.

INVESTMENTS IN THE TRUST; ASSETS OF THE SERIES

     SECTION 3. The Trustees may accept investments in the Trust from such persons and on such terms and, subject to any requirements of law, for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they from time to time authorize.

     All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as "assets of" such series.

NO PREEMPTIVE RIGHTS; DERIVATIVE ACTIONS

     SECTION 4. Shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional Shares or other securities issued by the Trust. No action may be brought by a Shareholder on behalf of the Trust or a particular series of the Trust unless a prior demand regarding such matter has been made on the Trustees and the Shareholders of the Trust or such series.

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STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

     SECTION 5. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                  ARTICLE V

                                 THE TRUSTEES

ELECTION; REMOVAL

     SECTION 1. The number of Trustees shall be fixed by the Trustees, except that, subsequent to any sale of Shares pursuant to a public offering, there shall be not less than three Trustees. Any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders. In the event that at any time less than a majority of the Trustees then holding office were elected to such office by the Shareholders, the Trustees shall call a meeting of Shareholders for the purpose of electing Trustees. Each Trustee elected by the Shareholders or by the Trustees shall serve until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The initial Trustees, each of whom shall serve until the first meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, shall be Richard C. Butt and such other persons as the Trustee or Trustees then in office shall, prior to any sale of Shares pursuant to a public offering, appoint. By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee with or without cause. At any meeting called for the purpose, a Trustee may be removed, with or without cause, by vote of the holders of two-thirds of the votes represented by outstanding Shares.

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EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

     SECTION 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

POWERS

     SECTION 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right of the Shareholders; they may fill vacancies in their number, including vacancies resulting from increases in their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems, for the central handling of securities, retain a transfer agent or a Shareholder services agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, retain an administrator to provide administration services, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

     Without limiting the foregoing, the Trustees shall have the power and authority:

          (a) To invest and reinvest in securities, options, futures contracts, options on futures contracts and other property, and to hold cash uninvested;

          (b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

          (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

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          (d)  To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

          (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of the custodian, subcustodian or other depository or a nominee or nominees or otherwise;

          (f) Subject to the provisions of Article III, Section 3, to allocate assets, liabilities and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

          (g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporations or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

          (h) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, an in that connection to deposit any security with, or transfer any security to, any such committee, depositary, or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust on any matter in controversy, including but not limited to claims for taxes;

          (j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          (k)  To borrow funds, securities or other assets;

          (l) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all of such obligations or obligations incurred pursuant to subparagraph (k) hereof;

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          (m)  To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitations, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

          (n) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-
   sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any and all of the Trustees, officers, employees and agents of the Trust.

     The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

PAYMENT OF EXPENSE BY TRUST

     SECTION 4. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees , charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder services agent and such other agents or independent contractors, and such other expenses and charges, as the Trustees may deem necessary or proper to incur, PROVIDED, HOWEVER, that all expenses, fees, charges, taxes and liabilities incurred or arising in connection with a particular series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that series.

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OWNERSHIP OF ASSETS OF THE TRUST

     SECTION 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

ADVISORY, MANAGEMENT AND DISTRIBUTION

     SECTION 6. Subject to a favorable Majority Shareholder Vote, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with Integrity Management & Research, Inc., a Florida corporation, or any other partnership, corporation, trust, association or other organization (the "Adviser"), every such contract to comply with such requirements and restrictions as be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested, and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Adviser or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

     The fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholders services or other agency contract may have been or may hereafter be made, or that any organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

          (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, Shareholder services or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholders services or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests

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     shall not affect the validity of any such contract or disqualify any
     Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                  ARTICLE V

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

     SECTION 1. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any Adviser as provided in Article IV, Section 6, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX,
Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7 and (v) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, the Bylaws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Holders of Shares of each series or class shall be entitled to one vote for each dollar (or a proportionate fractional vote for each fraction of a dollar) of net asset value per Share of each series or class for each Share held as to any matter on which such Shares are entitled to vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class except:
(1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, Shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

     Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall b valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each series of the Trust owned by the Shareholder.

     Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.

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VOTING POWERS AND MEETINGS

     SECTION 2. Meetings of Shareholders of the Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the Bylaws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the Shareholders of the Trust or any series or class as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of Shareholders of the Trust or of any series or class shall be called by the Trustees or such other person or persons as may be specified in the Bylaws upon written application. The Shareholders shall be entitled to at least seven days' written notice of any meeting of the Shareholders.

QUORUM AND REQUIRED VOTE

     SECTION 3. Shares representing thirty percent of the votes entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then Shares representing thirty percent of the votes of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws, Shares representing a majority of the votes voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

ACTION BY WRITTEN CONSENT

     SECTION 4. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote at a meeting of Shareholders.

ADDITIONAL PROVISIONS

     SECTION 5. The Bylaws may include further provisions for Shareholder's votes and meetings and related matters.

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                                  ARTICLE VI

                  DISTRIBUTIONS, REDEMPTIONS AND REPURCHASES,
                     AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

     SECTION 1. The Trustees may, but need not, each year distribute to the Shareholders of each series or class such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year's income of each series, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the Shareholders of any one or more series or classes as of a record date or dates determined by the Trustees, in Shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property of the series or otherwise, or all or part of any other principal of the Trust attributable to the series. In the case of any series not divided into two or more classes of Shares, each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares of the series held by the several Shareholders on the applicable record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. In the case of any series divided into two or more classes, each distribution pursuant to this
Section 1 may be made in whole or in such parts as the Trustees may determine to the Shareholders of any one or more classes, and the distribution to the Shareholders of any class shall be made ratably according to the number of Shares of the class (but need not be made ratably according to the number of Shares of the series, considered without regard to class) held by the several Shareholders on the record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7 of this Article VI.

REDEMPTIONS AND REPURCHASES

     SECTION 2. Any holder of Shares of the Trust may by presentation of a written request, together with his or her certificates, if any, for such Shares, in proper form for transfer, at the office of the Trust or at a principal office of a transfer agent appointed by the Trust, redeem his or her Shares for the net asset value thereof determined and computed in accordance with the provisions of this Section 2 and the provisions of
Section 7 of this Article VI.

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     Upon receipt by the Trust or its transfer agent of such written request for redemption of Shares, such Shares shall be redeemed at the net asset value per share of the appropriate series next determined after such Shares are tendered in proper order for transfer to the Trust or determined as of such other time fixed by the Trustees as may be permitted or required by the 1940 Act, provided that no such tender shall be required in the case of Shares for which a certificate or certificates have not been issued, and in such case such Shares shall be redeemed at the net asset value per share of the appropriate series next determined after such request has been received in proper form or determined at such other time fixed by the Trustees as may be permitted or required by the 1940 Act.

     The obligation of the Trust to redeem its Shares of each series or class as set forth above in this Section 2 shall be subject to the conditions that during any time of emergency, as hereinafter defined, such obligation may be suspended by the Trust by or under authority of the Trustees for such period or periods during such time of emergency as shall be determined by or under authority of the Trustees. If there is such a suspension, any Shareholder may withdraw any demand for redemption and any tender for Shares which has been received by the Trust during any such period and any tender of Shares, the applicable net asset value of which would but for such suspension be calculated as of a time during such period. Upon such withdrawal, the Trust shall return to the Shareholder the certificates therefor, if any. For the purposes of any such suspension, "time of emergency" shall mean, either with respect to all Shares or any series of Shares, any period during which:

     a. the New York Stock Exchange is closed other than for customary weekend and holiday closings; or

     b. the Trustees or authorized officers of the Trust shall have determined, in compliance with any applicable rules and regulations of the Securities and Exchange Commission, either that trading on the New York Stock Exchange is restricted, or that an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Trust fairly to determine the current value of its net assets; or

     c. the suspension or postponement of such obligations is permitted by order of the Securities and Exchange Commission.

     The Trust may also purchase, repurchase or redeem Shares in accordance with such other methods, upon such other terms and subject to such other conditions as the Trustees may from time to time authorize at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

PAYMENT IN KIND

     SECTION 3. Subject to any generally applicable limitation imposed by the Trustees, any payment on redemption of Shares may if authorized by the Trustees, be made wholly or partly in kind, instead of cash. Such payment in kind shall be made by distributing securities or other property constituting, in the opinion of the Trustees, a fair representation of the various types of securities and other property then held by the series of Shares being redeemed (but not necessarily involving a portion of each of the series' holdings) and taken at their value used in determining the net asset value of the Shares in respect of which payment is made.

REDEMPTIONS AT THE OPTION OF THE TRUST

     SECTION 4. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with Section 7 of Article VI of this Declaration of
Trust: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series (determined without regard to class) determined from time to time by the Trustees; or
(iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

DIVIDENDS, DISTRIBUTIONS, REDEMPTIONS AND REPURCHASES

     SECTION 5. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series) with respect to, nor any redemption or repurchase of, the Shares of any series (or of any class) shall be effected by the Trust other than from the assets of such series (or of the series of which such class is a part).

ADDITIONAL PROVISIONS RELATING TO REDEMPTIONS AND REPURCHASES

     SECTION 6. The completion of redemption of Shares shall constitute a full discharge of the Trust and the Trustees with respect to such shares, and the Trustees may require that any certificate or certificates issued by the Trust to evidence the ownership of such Shares shall be surrendered to the Trustees for cancellation or notation.

DETERMINATION OF NET ASSET VALUE

     SECTION 7. The term "net asset value" of the Shares of each series or class shall mean: (i) the value of all the assets of such series or class;
(ii) less the total liabilities of such series or class; (iii) divided by the number of Shares of such series or class outstanding, in each case at the time of each determination. The "number of Shares of such series or class outstanding" for the purposes of such computation shall be exclusive of any Shares of such series or class to be redeemed and not then redeemed as to which the redemption price has been determined, but shall include Shares of such series or class presented for repurchase and not then repurchased and Shares of such series or class to be redeemed and not then redeemed as which the redemption price has not been determined and Shares of such series or class the sale of which has been confirmed. Any fractions involved in the computation of net asset value per share shall be adjusted to the nearer cent unless the Trustees shall determine to adjust such fractions to a fraction of a cent.

     The Trustees, or any officer or officers or agent of this Trust designated for the purpose by the Trustees, shall determine the net asset value of the Shares of each series or class, and the Trustees shall fix the times as of which the net asset value of the Shares of each series or class shall be determined and shall fix the periods during which any such net asset value shall be effective as to sales, redemptions and repurchases of, and other transactions in, the Shares of such series or class, except as such times and periods for any such transaction may be fixed by other provisions of this Declaration of Trust or by the Bylaws.

     In valuing the portfolio investments of any series or class for determination of net asset value per share of such series or class:

     (a) Each security for which market quotations are readily available shall be valued at current market value determined by methods specified by the Board of Trustees;

     (b) Each other security, including any security within (a) for which the specified price does not appear to represent a dependable quotation for such security as of the time of valuation, shall be valued at a fair value as determined in good faith by the Trustees;

     (c)  Any cash on hand shall be valued at the face amount thereof;

     (d) Any cash on deposit, accounts receivable, and cash dividends and interest declared or accrued and not yet received, any prepaid expenses, and any other current asset shall be valued at the face amount thereof, unless the Trustees shall determine that any such item is not worth its face amount, in which case such asset shall be valued at a fair value determined in good faith by the Trustees; and

     (e) Any other asset shall be valued at a fair value determined in good faith by the Trustees.

Notwithstanding the foregoing, short-term debt obligations, commercial paper and repurchase agreements may be, but need not be, valued on the basis of quoted yields for securities of comparable maturity, quality and type, or on the basis of amortized cost.

     Liabilities of any series or class for accounts payable for investments purchased and for Shares tendered for redemption and not then redeemed as to which the redemption price has been determined shall be stated at the amounts payable therefor. In determining the net asset value of any series or class, the person or persons making such determination on behalf of the Trust may include in liabilities such reserves, estimated accrued expenses and contingencies as such person or persons may in its, his or their best judgment deem fair and reasonable under the circumstances. Any income dividends and gain distributions payable by the Trust shall be deducted as of such time or times on record date therefor as the Trustees shall determine.

     The manner of determining the net assets of any series or class or of determining the net asset value of the Shares of any series or class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform to any other method prescribe or permitted by any applicable law or regulation.

     Determinations under this Section 7 made in good faith and in accordance with the provisions of the 1940 Act shall be binding on all parties concerned.

                                  ARTICLE VII

              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

COMPENSATION

     SECTION 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

LIMITATION OF LIABILITY

     SECTION 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent , employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                                  ARTICLE VIII

                                 INDEMNIFICATION

TRUSTEES, OFFICERS, ETC.

     SECTION 1. The Trust shall indemnify each person who is or has been a Trustee or officer (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees and expenses reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Expenses, including counsel fees and expenses so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, PROVIDED THAT (a) such Covered Person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his undertaking or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

COMPROMISE PAYMENT

     SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (a) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full-trial type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

INDEMNIFICATION NOT EXCLUSIVE; DEFINITIONS

     SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such persons.

SHAREHOLDERS

     SECTION 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising form such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

                                  ARTICLE IX

                                 MISCELLANEOUS

TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE

     SECTION 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

     Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

     SECTION 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES

     SECTION 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

DURATION AND TERMINATION OF THE TRUST

     SECTION 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of the holders of a majority of the votes represented by outstanding Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series of Shares may be terminated at any time by vote of the holders of a majority of the votes represented by outstanding Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series.

     Upon termination of the Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by several Shareholders of such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges or any classes of Shares of that series, provided that any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them.

FILING OF COPIES, REFERENCES, HEADINGS

     SECTION 5. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Worcester, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number or counterparts, each of which shall be deemed an original.

APPLICABLE LAW

     SECTION 6. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

AMENDMENTS

     SECTION 7. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by a vote of the holders of a majority of the votes represented by outstanding Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the holders of a majority of the votes represented by outstanding Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand in the City of Worcester, Massachusetts for himself and his assigns, as of this 29th day of January, 1993.

                              /s/ Richard C. Butt
                              ------------------------------------------
                              Richard C. Butt as Trustee and not
                              individually


                     THE COMMONWEALTH OF MASSACHUSETTS
Worcester ss.                                          January 29, 1993

     Then personally appeared the above-named Trustee and acknowledged the foregoing instrument to be his free act and deed, before me,


                              /s/ Irene Nosel
                              ------------------------------------------
                              Notary Public   Irene Nosel


                              My commission expires:  July 29, 1999

(Notary's Seal)

                               THE VALIANT FUND

         WRITTEN INSTRUMENT AMENDING AGREEMENT AND DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of The Valiant Fund, a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust (the "Declaration") dated January 29, 1993, do hereby amend Article IV, Section 3 of the Declaration striking out the last paragraph of said Section 3 in its entirety and inserting in lieu thereof the following:

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office. The Trustees may not use a meeting held by means of a conference telephone or other communications equipment or written consents as described in the preceding sentence to approve any agreement with an investment adviser or principal underwriter or a distribution plan adopted pursuant to Rule 12b-1 of the 1940 Act.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have this 16th day of July, 1993, signed these presents.


/s/ Richard F. Curcio
------------------------------          ------------------------------
Richard F. Curcio, Trustee              Kenneth J. Phelps, Trustee
340 Sorrento Ranches Dr.                295 Crosstree Lane, N.W.
Nokomis, FL 34275                       Atlanta, GA 30328



------------------------------          ------------------------------
Richard M. Smith, Trustee               H. Willis Day, Jr., Trustee
4 Sudbury Road                          35 Beach Avenue
Wellesley Hills, MA 02181               Kennebunk Beach, Maine 04043



------------------------------
Roger F. Dumas, Trustee
151 Tremont Street
Boston, MA 02110

                                  THE VALIANT FUND

             WRITTEN INSTRUMENT AMENDING AGREEMENT AND DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of The Valiant Fund, a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust (the "Declaration") dated January 29, 1993, do hereby amend Article IV, Section 3 of the Declaration striking out the last paragraph of said Section 3 in its entirety and inserting in lieu thereof the following:

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office. The Trustees may not use a meeting held by means of a conference telephone or other communications equipment or written consents as described in the preceding sentence to approve any agreement with an investment adviser or principal underwriter or a distribution plan adopted pursuant to Rule 12b-1 of the 1940 Act.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have this 16th day of July, 1993, signed these presents.

                                        /s/ Kenneth J. Phelps
------------------------------          ------------------------------
Richard F. Curcio, Trustee              Kenneth J. Phelps, Trustee
340 Sorrento Ranches Dr.                295 Crosstree Lane, N.W.
Nokomis, FL 34275                       Atlanta, GA 30328


------------------------------          ------------------------------
Richard M. Smith, Trustee               H. Willis Day, Jr., Trustee
4 Sudbury Road                          35 Beach Avenue
Wellesley Hills, MA 02181               Kennebunk Beach, Maine 04043


------------------------------
Roger F. Dumas, Trustee
151 Tremont Street
Boston, MA 02110

                                  THE VALIANT FUND

           WRITTEN INSTRUMENT AMENDING AGREEMENT AND DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of The Valiant Fund, a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust (the "Declaration") dated January 29, 1993, do hereby amend Article IV, Section 3 of the Declaration striking out the last paragraph of said Section 3 in its entirety and inserting in lieu thereof the following:

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office. The Trustees may not use a meeting held by means of a conference telephone or other communications equipment or written consents as described in the preceding sentence to approve any agreement with an investment adviser or principal underwriter or a distribution plan adopted pursuant to Rule 12b-1 of the 1940 Act.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have this 16th day of July, 1993, signed these presents.

------------------------------          ------------------------------
Richard F. Curcio, Trustee              Kenneth J. Phelps, Trustee
340 Sorrento Ranches Dr.                295 Crosstree Lane, N.W.
Nokomis, FL 34275                       Atlanta, GA 30328


/s/ Richard M. Smith
------------------------------          ------------------------------
Richard M. Smith, Trustee               H. Willis Day, Jr., Trustee
4 Sudbury Road                          35 Beach Avenue
Wellesley Hills, MA 02181               Kennebunk Beach, Maine 04043

------------------------------
Roger F. Dumas, Trustee
151 Tremont Street
Boston, MA 02110

                                  THE VALIANT FUND

             WRITTEN INSTRUMENT AMENDING AGREEMENT AND DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of The Valiant Fund, a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust (the "Declaration") dated January 29, 1993, do hereby amend Article IV, Section 3 of the Declaration striking out the last paragraph of said Section 3 in its entirety and inserting in lieu thereof the following:

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office. The Trustees may not use a meeting held by means of a conference telephone or other communications equipment or written consents as described in the preceding sentence to approve any agreement with an investment adviser or principal underwriter or a distribution plan adopted pursuant to Rule 12b-1 of the 1940 Act.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have this 16th day of July, 1993, signed these presents.


------------------------------          ------------------------------
Richard F. Curcio, Trustee              Kenneth J. Phelps, Trustee
340 Sorrento Ranches Dr.                295 Crosstree Lane, N.W.
Nokomis, FL 34275                       Atlanta, GA 30328


                                        /s/ H. Willis Day, Jr.
------------------------------          ------------------------------
Richard M. Smith, Trustee               H. Willis Day, Jr., Trustee
4 Sudbury Road                          35 Beach Avenue
Wellesley Hills, MA 02181               Kennebunk Beach, Maine 04043


------------------------------
Roger F. Dumas, Trustee
151 Tremont Street
Boston, MA 02110

                                  THE VALIANT FUND

           WRITTEN INSTRUMENT AMENDING AGREEMENT AND DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of The Valiant Fund, a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust (the "Declaration") dated January 29, 1993, do hereby amend Article IV, Section 3 of the Declaration striking out the last paragraph of said Section 3 in its entirety and inserting in lieu thereof the following:

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office. The Trustees may not use a meeting held by means of a conference telephone or other communications equipment or written consents as described in the preceding sentence to approve any agreement with an investment adviser or principal underwriter or a distribution plan adopted pursuant to Rule 12b-1 of the 1940 Act.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have this 16th day of July, 1993, signed these presents.


------------------------------          ------------------------------
Richard F. Curcio, Trustee              Kenneth J. Phelps, Trustee
340 Sorrento Ranches Dr.                295 Crosstree Lane, N.W.
Nokomis, FL 34275                       Atlanta, GA 30328


------------------------------          ------------------------------
Richard M. Smith, Trustee               H. Willis Day, Jr., Trustee
4 Sudbury Road                          35 Beach Avenue
Wellesley Hills, MA 02181               Kennebunk Beach, Maine 04043


/s/ Roger F. Dumas
------------------------------
Roger F. Dumas, Trustee
151 Tremont Street
Boston, MA 02110